MANAGEMENT'S LIQUIDITY PLANS	12 Months Ended
Mar. 31, 2012
Managements Liquidity Plans Disclosure [Abstract]
Managements Liquidity Plans Disclosure [Text Block]
NOTE 2	MANAGEMENT’S LIQUIDITY PLANS

The Company reported net losses of $15,058,274 and $13,582,159 for the fiscal years ended March 31, 2012 and 2011, respectively. At March 31, 2012, the Company had a working capital deficiency of approximately $3.1 million and an accumulated deficit of approximately $129.8 million, consolidated assets of approximately $10.2 million, and negative stockholders’ equity of approximately $15.1 million. The Company has not generated any significant profits to date. During the fiscal year ended March 31, 2012, the Company raised $250,000 of net proceeds from the sale of Series E Preferred Stock.

The Company’s strategy is to continue to be engaged in the development and manufacturing of oral controlled-release products. It will continue to develop generic versions of controlled-release drug products with high barriers to entry and assist partner companies in the life cycle management of products to improve off-patent drug products. The Company has four products currently being sold commercially. In addition, the Company has a generic product which was purchased and for which the Company is in the process of transferring the manufacture of such product to its facility in Northvale, New Jersey, and a pipeline of products under development.

As of March 31, 2012, the Company’s principal source of liquidity was approximately $0.7 million of cash and cash equivalents. The Company may also receive funds through the exercise of outstanding stock options and warrants and $0.4375 million from the issuance of the Company’s Series E Convertible Preferred Stock pursuant to the Strategic Alliance Agreement with Epic Pharma. The Company also is exploring raising additional funds through the sale of its equity or debt securities or otherwise. However, there can be no assurance of the exercise of any outstanding options or warrants, the performance of Epic Pharma under the Strategic Alliance Agreement, the raising of funds pursuant to any new funding arrangements, or that any cash received from such sources will be material to contribute sufficient amounts to continue operating activities. Even if the Company were to receive the remaining amounts due pursuant to the Epic Strategic Alliance Agreement, it still most likely would be required to seek additional capital in the future and there can be no assurances that the Company will be able to obtain such additional capital on favorable terms, if at all.

As a result there is no assurance that the Company’s business strategy will be successfully implemented, and with the Company’s existing working capital levels, there can be no assurance that the Company will continue as a going concern.